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                                                                     EXHIBIT 4.2


                                   (FACE COPY)

COMMON STOCK                                                        COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                           CUSIP

SEE REVERSE FOR
CERTAIN DEFINITIONS

PAR VALUE $.001       This Certifies that is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Birman Managed Care, Inc. (hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which certificate is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and facsimile signatures of its authorized officers.

Dated:


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE


/s/ ROBERT D. ARKIN                                      /s/ DAVID N. BIRMAN, MD
___________________                                      _______________________
    SECRETARY                                                   PRESIDENT
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                                   (BACK COPY)


The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -       as tenants in common
TEN ENT   -       as tenants by the entireties
JT TEN    -       as joint tenants with right of
                  survivorship and not as tenants
                  in common


UNIF GIFT MIN ACT  --      __________________ Custodian __________________
                                                (Cust)                   (Minor)
under Uniform Gifts to Minors
Act _________________________
            (State)

UNIF TRF MIN ACT    -- _________ Custodian (until age _________)
                        (Cust)

____________________________ under Uniform Transfers
         (Minor)

to Minors Act _________________________
                        (State)

    FOR VALUE RECEIVED, _________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE_________________________________________

_______________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________
X_______________________________
X_______________________________

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM